EX-10.7
                     AMENDMENT OF PROMISSORY NOTE


March 21, 2001

The promissory note dated June 6, 2000 whereby Hayseed Stephens agreed to loan Ness Energy International, Inc., up to $300,000.00 at an interest rate of prime plus 2% to be repaid, including interest, in one payment by June 6, 2001 is hereby amended as follows:

The repayment date is extended to June 6, 2002.

All other conditions remain unchanged.

(1)  /s/  Mary Gene Stephens                 /s/  Hayseed Stephens
                                             Hayseed Stephens

(2)  /s/  Kaye Oakes                        /s/  Bob Lee
                                            Bob Lee

Ness Energy International, Inc.

Signatures of Witnesses          Signature of Maker and Payee